UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

Arena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Amendment and Restatement of the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan

At the 2018 Annual Stockholders’ Meeting, or Annual Meeting, held on June 13, 2018, along with other items discussed in Item 5.07 below, our stockholders approved the amendment and restatement of our 2017 Long-Term Incentive Plan, or 2017 LTIP, to, among other things, increase the number of shares authorized for issuance under the 2017 LTIP.

As of the stockholder approval of the amendment and restatement of the 2017 LTIP, or Amended 2017 LTIP, there were 6,978,060 shares of our common stock available for issuance thereunder. This number may be increased or decreased as described below.

The shares under the Amended 2017 LTIP may be granted as incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards. Performance awards may be based on the achievement of operational, financial, research and development, collaborative arrangements and other performance metrics provided under the Amended 2017 LTIP, such as total stockholder return, revenue, research, development and regulatory achievements and strategic and operational initiatives.

Our 2013 Long-Term Incentive Plan, 2012 Long-Term Incentive Plan, 2009 Long-Term Incentive Plan, and 2006 Long-Term Incentive Plan, as amended, which are referred to as the Prior Plans, have all been previously terminated. Notwithstanding such termination, all outstanding awards under the Prior Plans will continue to be governed under the terms of the Prior Plans. The number of shares of common stock authorized for issuance under the Amended 2017 LTIP may be increased by the number of shares subject to any stock awards under the Prior Plans that are forfeited, expire or otherwise terminate without the issuance of such shares and would otherwise be returned to the share reserve under the Prior Plans but for their termination and as otherwise provided in the Amended 2017 LTIP.

Some key features of the Amended 2017 LTIP are summarized below.

Shares Available for Awards. The aggregate number of shares of our common stock that initially may be issued pursuant to stock awards granted under the Amended 2017 LTIP is 6,958,560 shares, less 1 share for every share that was subject to an option or stock appreciation right granted under the 2017 Plan and 1.9 shares for every 1 share that share that was subject to an award other than an option or stock appreciation right granted under the 2017 Plan after March 31, 2018. Shares issued pursuant to the exercise of stock options and stock appreciation rights granted under the Amended 2017 LTIP reduce the available number of shares by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under the Amended 2017 LTIP reduce the available number of shares by 1.9 shares for every share issued.

In addition, shares that, after March 31, 2018, are released from awards granted under the Prior Plans because the awards expire, are forfeited or are settled for cash will increase the number of shares available under the Amended 2017 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.9 shares for each share released from a restricted stock award or restricted stock unit award.

The following shares shall not be added to the number of shares available under the Amended 2017 LTIP: (a) shares tendered by the participant or withheld by us in payment of the purchase price of an option granted under the Amended 2017 LTIP or the Prior Plans, or to satisfy any tax withholding obligation with respect to any award granted under the Amended 2017 LTIP or the Prior Plans, (b) shares subject to a stock appreciation right granted under the Amended 2017 LTIP or the Prior Plans that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, and (c) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options granted under the Amended 2017 LTIP or the Prior Plans.

Shares issued under awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we or any subsidiary combines, will not reduce the shares authorized for issuance under the Amended 2017 LTIP. Shares issued under the Amended 2017 LTIP may consist of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The Company will keep available at all times the number of shares reasonably required to satisfy then-outstanding stock awards.

Eligibility; Awards to be Granted to Certain Individuals and Groups. Awards may be granted under the Amended 2017 LTIP to any employee, non-employee member of our Board of Directors, consultant or advisor who provides us service, except for incentive stock options, which may be granted only to our employees or employees of our subsidiaries.

Certain Limits on Shares Subject to Awards. The Amended 2017 LTIP provides that, subject to adjustment as provided in the plan, no participant may be granted (a) options or stock appreciation rights during any calendar year with respect to more than 800,000 shares of common stock or (b) restricted stock awards, performance awards and/or restricted stock unit awards during any calendar year that are denominated in shares of common stock and are intended to comply with the performance-based exception under Internal Revenue Code, or Code, Section 162(m) under which more than 800,000 shares of common stock may be earned. Shares subject to a cancelled award continue to count against the applicable limit. In addition to the foregoing, during any calendar year no participant may be granted performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $10,000,000 may be earned. The dollar value of a cancelled award will continue to count against the $10,000,000 limit. The foregoing annual grant limits and other provisions in the Amended 2017 LTIP continue to refer to the “performance-based compensation” exception under Section 162(m) of the Code. Although this exception was recently repealed with respect to taxable years beginning after December 31, 2017 under the Tax Cuts and Jobs Act of 2017, or TCJA, certain awards made pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect on or after that date may remain eligible for this exception, and the provisions in the Amended 2017 LTIP that refer to “performance-based compensation” may continue to be applicable to such awards, to the extent that such awards are intended to qualify for this exception. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, including the uncertain scope of the transition relief under the TCJA repealing the “performance-based compensation” exception from the deduction limit, we do not know the extent to which awards granted under the Amended 2017 LTIP will be eligible for the transition relief, if at all.

The aggregate maximum number of shares of common stock that may be issued under the 2017 LTIP pursuant to the exercise of incentive stock options is 6,934,275 shares, subject to adjustment for certain corporate events, including mergers and stock splits.

Administration. The Amended 2017 LTIP will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to select the participants who will receive awards under the Amended 2017 LTIP, to determine the type and terms of the awards, and to interpret and administer the Amended 2017 LTIP. The Compensation Committee may delegate the right to make grants and otherwise take action on the Compensation Committee’s behalf under the Amended 2017 LTIP to a committee of one or more directors and, to the extent permitted by law and Nasdaq Stock Market rules and regulation, to an executive officer or a committee of executive officers the right to grant awards to employees who are not our executive officers (subject to the limitation on the total number of shares that may be subject to such awards as specified by the Compensation Committee).

Exercise Price. The exercise price of options granted under the Amended 2017 LTIP is determined by the Compensation Committee at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date such option is granted, except in the case of substitute awards granted in connection with an acquisition; provided, however, that in the case of an incentive stock option granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all of our classes of stock, the option price per share will be no less than 110% of the fair market value of one share of our common stock on the date of grant. The fair market value of the common stock is generally determined with reference to the closing price for the common stock on the Nasdaq Stock Market on the date the option is granted (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported).

No Repricing. The Amended 2017 LTIP prohibits option and stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained. For purposes of the Amended 2017 LTIP, a “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award (except for awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we combine) under the Amended 2017 LTIP if the exercise price of the cancelled option or grant price of the cancelled stock appreciation right is greater than the fair market value of the common stock, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the Nasdaq Stock Market rules.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments shall be made, in the discretion of the Compensation Committee, in the number and class of shares of stock subject to the Amended 2017 LTIP, the number and class of shares of awards outstanding under the Amended 2017 LTIP, the limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control. The Compensation Committee may, in its discretion, determine that, upon our “change in control” (as defined in the Amended 2017 LTIP or otherwise defined in the agreement evidencing an award), options and stock appreciation rights outstanding as of the date of the change in control shall be cancelled and terminated without payment therefor if the fair market value of one share of our common stock as of the date of the change in control is less than the per share option exercise price or stock appreciation right grant price.

To the extent provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award or restricted stock unit award (or in which we are the ultimate parent corporation and continue the award), if a participant’s employment with such successor company (or us) or a subsidiary thereof terminates within the period following such change in control set forth in the award agreement (or prior if applicable) under the circumstances set forth in the award agreement, each award held by such participant at the time of such termination of employment will be fully vested, and options and stock appreciation rights may be exercised during the period following such termination set forth in the award agreement. If the successor company does not assume or substitute for such outstanding awards held by participants at the time of the change in control, then unless otherwise provided in the award agreement, the awards will become fully vested immediately prior to the change in control and will terminate immediately after the change in control.

The Compensation Committee, in its discretion, may also determine that, upon the occurrence of a change in control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property, or in a combination thereof, as the Compensation Committee, in its discretion, will determine.

Amendment and Termination of the 2017 LTIP. Our Board of Directors may alter, amend, suspend or terminate the Amended 2017 LTIP, from time to time as it deems advisable, subject to any requirement of applicable law or the rules and regulations of the Nasdaq Stock Market for stockholder approval. However, our Board of Directors may not amend the Amended 2017 LTIP without stockholder approval to increase the number of shares available for awards under the Amended 2017 LTIP, expand the types of awards available under the Amended 2017 LTIP, materially expand the class of persons eligible to participate in the Amended 2017 LTIP, permit the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant (except for substitute awards granted in connection with an acquisition), increase the maximum term of the plan or of any options and stock appreciation rights, increase the limits on shares subject to awards or the dollar value payable with respect to performance awards, or take any action with respect to an option or stock appreciation right that may be treated as a repricing under the Nasdaq Stock Market rules (including a reduction in the exercise price of an option or stock appreciation right or the exchange of an option or stock appreciation right for cash or another award if the option or grant price is greater than the fair market value of the common stock). No such action by our Board of Directors may alter or impair any award previously granted under the Amended 2017 LTIP without the written consent of the participant. The Amended 2017 LTIP will expire on the 10th anniversary of the 2017 LTIP’s effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting on June 13, 2018. At the Annual Meeting, our stockholders:

(i)

Elected seven nominees for director to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and duly qualified or until their earlier resignation or removal;

(ii)	Approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement for the Annual Meeting;

(iii)

Approved the amendment and restatement of the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan to, among other things, increase the number of shares authorized for issuance under the 2017 Long-Term Incentive Plan; and

(iv)	Ratified the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018.

The tables below set forth the results of the vote of our stockholders for the annual meeting.

Proposal 1: The election of directors

Director Nominee	For	Withheld	Broker Non-Votes
Jayson Dallas, M.D.	27,617,851	4,662,174	10,687,288
Oliver Fetzer, Ph.D.	27,621,570	4,602,371	10,687,288
Jennifer Jarrett	32,587,544	532,666	10,687,288
Amit D. Munshi	32,698,353	421,857	10,687,288
Garry A. Neil, M.D.	32,498,625	621,585	10,687,288
Tina S. Nova, Ph.D.	32,497,428	622,782	10,687,288
Randall E. Woods	27,484,476	5,635,734	10,687,288

Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting

Votes for approval	32,050,254
Votes against approval	725,047
Abstentions	344,909
Broker non-votes	10,687,288

Proposal 3: The approval of the amendment and restatement of the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan

Votes for approval	23,579,285
Votes against approval	9,189,732
Abstentions	351,193
Broker non-votes	10,687,288

Proposal 4: The ratification of the appointment of KPMG LLP

Votes for approval	42,771,453
Votes against approval	227,575
Abstentions	808,470
Broker non-votes	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2018	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer